Exhibit 99.02

Exhibit 99.02

Exhibit 99.02

Exhibit 99.02

Exhibit 99.02

Exhibit 99.02

Exhibit 99.02

Exhibit 99.02

Exhibit 99.02

Exhibit 99.02

Exhibit 99.02

Exhibit 99.02

Exhibit 99.02